Exhibit 10.1

FIRST INCREMENTAL FACILITY AMENDMENT

dated as of April 23, 2021

to the

CREDIT AGREEMENT

dated as of January 20, 2021

among

ADAPTHEALTH INTERMEDIATE HOLDCO LLC

as Intermediate Holdings,

ADAPTHEALTH LLC,

as Borrower,

CERTAIN SUBSIDIARIES OF THE BORROWER

PARTY HERETO FROM TIME TO TIME,

as the Guarantors,

THE LENDERS PARTY HERETO,

and

REGIONS BANK,

as Administrative Agent and Collateral Agent,

REGIONS CAPITAL MARKETS, a division of Regions Bank,

CITIZENS BANK, N.A.,

and

TRUIST SECURITIES, INC.,

as Joint Lead Arrangers and Joint Bookrunners

FIRST INCREMENTAL FACILITY AMENDMENT

THIS FIRST INCREMENTAL FACILITY AMENDMENT (this “Amendment”), dated as of April 23, 2021, to the Credit Agreement referenced below is by and among ADAPTHEALTH INTERMEDIATE HOLDCO LLC, a Delaware limited liability company (“Intermediate Holdings”), AdaptHealth LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto, as Guarantors, the Lenders party hereto (including each New Lender (as defined below)), and REGIONS BANK, as administrative agent (in such capacity, “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of January 20, 2021 (as amended, restated, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, Intermediate Holdings, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent and Collateral Agent; and

WHEREAS, Borrower has requested certain modifications to the Credit Agreement and the Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended hereby.

2.               Increase in Revolving Commitments; Incremental Term Loan.

2.1.          Subject to the terms and conditions set forth herein, the Aggregate Revolving Commitments are hereby amended and increased to an aggregate principal amount of $450,000,000. The Revolving Commitment of each Lender (including each New Lender) as of the date hereof is equal to the amount set forth opposite such Lender’s name on Appendix A to the Credit Agreement attached hereto as Appendix A.

2.2.          Subject to the terms and conditions set forth herein, the Term Loan A Commitments are hereby amended and increased to an aggregate principal amount of $800,000,000. Each New Lender and each Lender with an increase in its Term Loan A Commitment severally agrees to make its portion of such increased Term Loan A to the Borrower in Dollars on the First Amendment Effective Date in an amount not to exceed such Lender’s Term Loan A Commitment Percentage.

3.                Amendments to Credit Agreement.

3.1.             The following definition is hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means April 23, 2021.

3.2.         The following definitions in Section 1.1 of the Credit Agreement are hereby restated in their entirety to read as follows:

“Aggregate Revolving Commitments” means the aggregate Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the First Amendment Effective Date is FOUR HUNDRED AND FIFTY MILLION DOLLARS ($450,000,000).

“Permitted Acquisition” means Investments consisting of an Acquisition by any Loan Party or any Subsidiary; provided, that (i) the line of business of any acquired Person shall be substantially similar to, or reasonably ancillary, complementary or related to, or a reasonable extension, development or expansion of, the businesses conducted by the Loan Parties and their respective Subsidiaries on the Closing Date or the Funding Date (as determined by the Borrower in its reasonable discretion), (ii) the Property acquired (or the Property of the Person acquired) in such Acquisition is used or useful in substantially the same line of business as the Loan Parties and their respective Subsidiaries were engaged in on the Closing Date or the Funding Date, or, in either case, in a business reasonably ancillary, complementary or related to, or a reasonable extension, development or expansion of, such business, and the Property is located (or if an Acquisition of Capital Stock, the Acquisition target is formed or otherwise organized) in the United States, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and such Acquisition shall not be hostile, (iv) the Borrower shall be in compliance with the Consolidated Interest Coverage Ratio set forth in Section 8.8(b) and the Consolidated Total Leverage Ratio shall not exceed the ratio that is 0.25:1.0 less than the otherwise permitted maximum Consolidated Total Leverage Ratio under Section 8.8(a) for the Fiscal Quarter most recently ended, in each case, recomputed on a Pro Forma Basis giving effect to all such Acquisitions and the incurrence of any Indebtedness related to such Acquisitions, as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements have been delivered pursuant to clauses (a) or (b) of Section 7.1 and if the aggregate amount of considerations for all Acquisitions occurring in any calendar month exceeds $50,000,000, the Borrower shall have delivered to the Administrative Agent a certificate signed by an Authorized Officer of the Borrower demonstrating such compliance, together with such financial and other information requested by the Administrative Agent in support of such calculations, (v) no Default or Event of Default exists or would be caused by such Acquisition or the incurrence of any related Indebtedness, (vi) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects (or, in all respects, if already qualified by materiality) at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and (vii) to the extent (a) Consolidated EBITDA attributable to any acquired Person exceeds $30,000,000 or (b) the aggregate amount of consideration for any Acquisition exceeds $200,000,000, the Borrower shall have delivered a quality of earnings report and other third party reports obtained by a Loan Party or its Affiliates in connection with such Acquisition, in each case in the form and results acceptable to Administrative Agent, with respect to each Person or any division or line of business; provided, further, to the extent that payment for such Acquisition is made solely from Net Cash Proceeds from the issuance or sale of Qualified Capital Stock of AdaptHealth Corp., Borrower and the Loan Parties shall only be required to be in compliance with clauses (iii), (iv), (v) and (vi) of this definition for such Acquisition to be deemed a Permitted Acquisition.

“Term Loan A Commitment” means, for each Lender, the commitment of such Lender to make a portion of the Term Loan A hereunder. The Term Loan A Commitment of each Lender as of First Amendment Effective Date is set forth on Appendix A. The aggregate principal amount of the Term Loan A Commitments of all of the Lenders as in effect on the First Amendment Effective Date is EIGHT HUNDRED MILLION DOLLARS ($800,000,000).

3.3.         Section 7.12 of the Credit Agreement is hereby restated in its entirety to read as follows:

7.12     Additional Subsidiaries.

(a)       Within 45 days after the end of each Fiscal Quarter, notify the Administrative Agent in writing of each Subsidiary formed or acquired in such Fiscal Quarter, together with the (i) jurisdiction of formation, (ii) number of shares of each class of Capital Stock outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by any Loan Party or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto, with respect to each such Subsidiary; and

(b)       Within forty-five (45) days (in each case, or such later date as may be agreed by the Collateral Agent at its sole option) after the end of each Fiscal Quarter, cause each Subsidiary (other than an Excluded Subsidiary) that was acquired, formed or ceased to be an Excluded Subsidiary (including any Subsidiary that ceased to be an Immaterial Subsidiary as of the end of the most recently completed Fiscal Quarter) during such Fiscal Quarter to (A) become a Guarantor by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement or such other document as the Administrative Agent may reasonably request for such purpose (including as required under the Security Agreement) together with supplements to Schedules 6.13, 6.17, 6.20(a) and 6.26(a) and any Schedule to the Collateral Documents, in each case, to the extent required to make such schedule true and correct as of the date of such Guarantor Joinder Agreement, and (B) deliver to the Administrative Agent documents of the types referred to in Sections 5.1(b), (c), and (e) and take any actions required under Section 7.14, and, if requested by the Administrative Agent, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (A)), all in form, content and scope reasonably satisfactory to the Administrative Agent; provided that if such Subsidiary is a Special Purpose Subsidiary, such Subsidiary shall not be required to become a Guarantor pursuant to this Section 7.12(b) at any time the related Permitted Securitization Transaction is in effect.

3.4.         Appendix A to the Credit Agreement is hereby amended and restated in its entirety to read in the form attached hereto as Appendix A.

4.           Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner reasonably satisfactory to the Administrative Agent:

4.1.        Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by an Authorized Officer of each Loan Party, the Required Lenders, each New Lender, and each Lender with an increase in its Commitments and the Administrative Agent.

4.2.         Notes. Receipt by the Administrative Agent of a Note dated as of the First Amendment Effective Date, executed by an Authorized Officer of the Borrower in favor of each New Lender requesting a Note.

4.3.         Organization Documents. Receipt by the Administrative Agent of the following:

(i)               Charter Documents. Copies of articles of incorporation, certificate of organization or formation, or other like document for each of the Loan Parties certified as of a recent date by the appropriate Governmental Authority.

(ii)             Organization Documents Certificate. (A) Copies of bylaws, operating agreement, partnership agreement or like document, (B) copies of resolutions approving the transactions contemplated hereby, and (C) incumbency certificates, for each of the Loan Parties, in each case certified by an Authorized Officer in form and substance reasonably satisfactory to the Administrative Agent.

(iii)             Good Standing Certificate. Copies of certificates of good standing, existence or the like of a recent date for each of the Loan Parties from the appropriate Governmental Authority of its jurisdiction of formation or organization.

4.4.         Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of counsel for each of the Loan Parties dated as of the First Amendment Effective Date and in form and substance satisfactory to the Administrative Agent.

4.5.         Officer’s Certificate. Receipt by the Administrative Agent of a certificate from an Authorized Officer of the Borrower certifying that, before and after giving effect to this Amendment and the transactions contemplated hereby, (a) the representations and warranties contained in Section 6 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in all respects, if already qualified by materiality) on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in all respects, if already qualified by materiality) as of such earlier date, and (b) no Event of Default exists.

4.6.         Fees and Expenses. The Administrative Agent shall have confirmation that all reasonable out-of-pocket fees and expenses required to be paid on or before the First Amendment Effective Date have been paid, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent.

5.            Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.            Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and the Lenders (including the New Lenders) that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

7.            Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.            Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9.            No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.          New Lenders; Reallocation.

10.1.       Each Lender that signs this Amendment as a Lender and that was not a Lender party to the Credit Agreement prior to the effectiveness of this Amendment (each a “New Lender”) (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender under the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

10.2.       Each of the Administrative Agent and each Loan Party agree that, as of the First Amendment Effective Date, each New Lender shall (a) be a party to the Credit Agreement (and, as applicable, the other Loan Documents), (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

10.3.          The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.

10.4.          Each Lender (including each New Lender) party hereto and the L/C Issuer represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender and the L/C Issuer set forth in the Credit Agreement are true and correct as of the First Amendment Effective Date. Each party hereto acknowledges and agrees to the provisions set forth in Section 11.21 of the Credit Agreement.

10.5.          On the First Amendment Effective Date, the Loans and Commitments made by the Lenders under the Credit Agreement, and Loans and Commitments made by the New Lenders and the Lenders increasing their Commitments as of the First Amendment Effective Date, shall be re-allocated and restated among the Lenders so that the respective Commitments of the Lenders shall be as set forth on Appendix A attached hereto.  Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby acknowledge and agree that all assignments and reallocations of Loans and Commitments pursuant to this Section 10.5 shall be deemed to be assignments made subject to and in compliance with Section 11.6 of the Credit Agreement (including, without limitation, the ‘Standard Terms and Conditions’ applicable to Assignment Agreements).

11.               Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

12.               Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Incremental Facility Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ADAPTHEALTH LLC, a Delaware limited liability company

	By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

GUARANTORS:	ACTIVSTYLE, LLC, a Minnesota limited liability company
ADAPTHEALTH INTERMEDIATE HOLDCO LLC, a Delaware limited liability company
ADAPTHEALTH - MISSOURI LLC, a Missouri limited liability company
ADAPTHEALTH NEW ENGLAND LLC, a Delaware limited liability company
ADAPTHEALTH PATIENT CARE SOLUTIONS LLC, a Pennsylvania limited liability company
ADVOCATE MEDICAL SERVICES, LLC a Florida limited liability company
AIRCARE HOME RESPIRATORY, LLC, a California limited liability company
ALL AMERICAN HOME AID, LLC, a Massachusetts limited liability company
AMERICAN ANCILLARIES, INC., a Nevada corporation
AMERICOAST MARYLAND LLC, a Delaware limited liability company
ASSOCIATED HEALTHCARE SYSTEMS, INC., a New York corporation
BENNETT MEDICAL SERVICES LLC, a Nevada limited liability company
BRADEN PARTNERS, L.P., a California limited liability partnership
CHAMPLAIN VALLEY BRACE AND LIMB, L.L.C., a New York limited liability company
CHOICE MEDICAL HEALTH CARE, LLC, a Illinois limited liability company
CLEARVIEW MEDICAL INCORPORATED, a Texas corporation

By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

Guarantors (Continued):	CPAP2ME, INC., a Delaware corporation
FAMILY HOME MEDICAL SUPPLY LLC, a Pennsylvania limited liability company
FIRST CHOICE DME LLC, a Delaware limited liability company
FIRST CHOICE HOME MEDICAL EQUIPMENT, LLC, a Delaware limited liability company
FLORIDA HOME MEDICAL SUPPLY, LLC, a Florida limited liability company
GOULD’S DISCOUNT MEDICAL, LLC, a Kentucky limited liability company
HALPRIN, INCORPORATED, a New York corporation
HEALTH SOLUTIONS LLC, a Pennsylvania limited liability company
HEALTHLINE MEDICAL EQUIPMENT, LLC, a Texas limited liability company
HOME MEDICAL EXPRESS, INC., a New York corporation
HOME MEDISERVICE, LLC, a Maryland limited liability company
HOME WELLNESS, LLC, a New Jersey limited liability company
HOMETOWN HOME HEALTH, LLC, a Delaware limited liability company
HUEY’S HOME MEDICAL, LLC, a Delaware limited liability company
J.M.R. MEDICAL, LLC, a Delaware limited liability company
LMI DME HOLDINGS LLC, a Delaware limited liability company
M.A.R.Y. MEDICAL, LLC, a California limited liability company

By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

Guarantors (Continued):	MED STAR SURGICAL & BREATHING EQUIPMENT INC., a New York corporation
MED WAY MEDICAL, INC., a Utah corporation
MED-EQUIP, INC., a Pennsylvania corporation
MEDBRIDGE HOME MEDICAL LLC, a Delaware limited liability company
MEDIDEX, INC., a Missouri corporation
MEDSTAR HOLDINGS LLC, a Delaware limited liability company
NRE HOLDING LLC, a Delaware limited liability company
OCEAN HOME HEALTH OF PA LLC, a Pennsylvania limited liability company
OCEAN HOME HEALTH SUPPLY LLC, a New Jersey limited liability company
OGLES OXYGEN, LLC, a South Carolina limited liability company
ORBIT MEDICAL OF PORTLAND, INC., a Utah corporation
PAL-MED, LLC, a Delaware limited liability company
PALMETTO OXYGEN, LLC, a South Carolina limited liability company
PPS HME HOLDINGS LLC, a Delaware limited liability company
PPS HME LLC, a Delaware limited liability company
RELY MEDICAL SUPPLY, LLC, a Colorado limited liability company
ROBERTS HOME MEDICAL, LLC, a Maryland limited liability company
ROYAL DME LLC, a Delaware limited liability company
ROYAL MEDICAL SUPPLY INC., a New Jersey corporation

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Guarantors (Continued):	SENIOR CARE SERVICE, LLC, a Colorado limited liability company
SLEEPEASY THERAPEUTICS, INC., a North Dakota corporation
SLEEP THERAPY, LLC, a Minnesota limited liability company
SOLARA HOLDINGS, LLC, a Delaware limited liability company
SOLARA INTERMEDIATE, LLC, a Delaware limited liability company
SOLARA MEDICAL SUPPLIES, LLC, a California limited liability company
SOUND OXYGEN SERVICE LLC, a Washington limited liability company
TOTAL RESPIRATORY, LLC, a Delaware limited liability company
TRICOUNTY MEDICAL EQUIPMENT AND SUPPLY, LLC, a Pennsylvania limited liability company
VERUS HEALTHCARE LLC, a Delaware limited liability company
VERUS HEALTHCARE, INC., a Delaware corporation
FAMILY MEDICAL SUPPLY, LLC, a North Carolina limited liability company
SKORO ENTERPRISES, LLC, a Texas limited liability company
DM ACQUISITION SUB LLC, a Delaware limited liability company

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Aerocare Holdings, Inc., a Delaware corporation
Accucare Medical Equipment, LLC, an Oklahoma limited liability company
Aerocare Home Medical Equipment, Inc., a Missouri corporation
Aerocare Home Medical Equipment, Inc., a Texas corporation
Aerocare Home Medical, Inc., a Texas corporation
Aerocare, Inc., a Nevada corporation
Aerocare Pharmacy, Inc., a Texas corporation
All American Oxygen, Inc., a Kentucky corporation
Allcare, Inc., a Colorado corporation
Beacon Respiratory Services, Inc., a Delaware corporation
Care Plus Oxygen, Inc., a Pennsylvania corporation
Aerocare Express Medical, LLC, a Delaware limited liability company
Express Medical Supply, LTD, a Texas limited partnership
Freedom Respiratory, INC., a Virginia corporation
Home Respiratory Solution’s, INC., a Florida corporation
Paul Home Oxygen Services, INC., a Colorado corporation
Promise Medical, INC., a Texas corporation
Southern Home Respiratory & Equipment, INC., a Virginia corporation

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

The 3700 Company, L.L.C., a Colorado limited liability company
Twin Rivers Respiratory Care, INC., an Arkansas corporation
Sunbelt Medical Supply & Oxygen, INC., a Florida corporation
Pharmacy, Inc. Kentucky, a Kentucky corporation
Pharmacy, INC., a Delaware corporation
Beacon Respiratory Services of Georgia, INC., a Delaware corporation
Lovell Medical Supply, INC., a North Carolina corporation
Trinity Healthcare of Winston-Salem, INC., a Georgia corporation
M. Davis Management, INC., a Florida corporation
Oxygen & Sleep Associates, INC., a Tennessee corporation
All American Medical Services, INC., a Florida corporation
Charlotte Respiratory Solutions INC., a North Carolina corporation
AeroCare Employee Benefits, INC., a Florida corporation
Lamar, LLC, a Florida limited liability company
Skinny LLC, a Florida limited liability company
Respiratory Home Care of Bristol, LLC, a Tennessee limited liability company
Guardian Medical Inc, a Florida corporation
Desloge Home Oxygen and Medical Equipment, Inc., a Florida corporation
Reliable Medical of Conway, LLC, a South Carolina limited liability company
Reliable Medical Equipment, LLC, a South Carolina limited liability company
Patients First Medical Equipment of Spartanburg, LLC, a South Carolina limited liability company

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Hometown Respiratory Consultants, Inc., a Tennessee corporation
Louisville O2, INC., a Kentucky corporation
Triad Respiratory Solutions, INC., a North Carolina corporation
Bird & Bear Medical, Inc., an Arkansas corporation
CPAPSUPPLY.COM, Inc., a Texas corporation
The Oxygen Company, Inc., a Virginia corporation
Georgia Home Medical, INC., a Georgia corporation
Georgia Home Medical - Columbus, INC., a Georgia corporation
Edge Medical Supply, L.L.C., a Texas corporation
BJ’s Wheelchair Service, INC., a Texas corporation
T C Medical Supply, LLC, a Florida corporation
McFarland Group, INC., a Tennessee corporation
Atlantic Medical Supply, INC., a Florida corporation
Total Homecare Corporation, a Virginia corporation
Admeco, INC., a Florida corporation
Respracare, INC., a North Carolina corporation
Matrix Medical, LLC, a Florida corporation
First Choice In-HomeCare, INC., a Virginia corporation
American Preferred Home Medical, L.L.C., a Texas corporation
Dream Care of Virginia, LLC, a Virginia limited liability company
Southern Nevada Oxygen, INC., a Nevada corporation

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Carmichaels Home Medical Equipment, INC., a Georgia corporation
Lookout Medical Services, INC., a Tennessee corporation
Resp-I-Care, INC., a Tennessee corporation
Health Products Plus, INC., a Georgia corporation
Home Nursing Care, INC., a Virginia corporation
Choice Respiratory & Medical Equipment, INC., a Virginia corporation
Atlantic Medical, INC., a Virginia corporation
Clay Home Medical, INC., a Virginia corporation
Ameri-Quipt of North Carolina, INC., a North Carolina corporation
AirCare Home Medical, Inc., a Kentucky corporation
American Home Medical, INC., a Florida corporation
First Choice Medical Equipment, Inc., an Illinois corporation
Loftis Home Medical, LLC, a North Carolina limited liability company
Madison County Medical Equipment, Inc., an Iowa corporation
Lehigh Valley Respiratory Care - Lancaster, INC., a Pennsylvania corporation
Peach Home Health Care, INC., a Georgia corporation
Medway Medical Equipment, LLC, a Texas limited liability company
MME II, LLC, a Texas limited liability company
Premier Home Care, INC., a Kentucky corporation
Florida Home Cair, INC., a Florida corporation

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

LCM Medical, INC., a Florida corporation
BestMED Respiratory, Inc., an Iowa corporation
BuypapUSA.com, Inc., an Oregon corporation
Hurst Medical Equipment, Inc., a West Virginia corporation
Parrish Home Medical, Inc., a South Carolina corporation
Quality Respi-Care, INC., a Georgia corporation
Medical Necessities and Services, LLC, a Tennessee limited liability company
Kentucky Medical Supply, Inc., a Kentucky corporation
Austin Respiratory Equipment, INC., a Florida corporation
Home Care Medical, Inc., a Wisconsin corporation
Cornerstone Medical Services of Columbus LLC, an Ohio limited liability company
Cornerstone Medical Services -- Midwest, LLC, an Ohio limited liability company
Legacy Medical LLC, an Ohio limited liability company
Heartland Medical Equipment, Inc., a Missouri corporation
B-Pharm, Inc., a Missouri corporation
GME Medical Supply, INC., a Virginia corporation
Tricorex, INC., a Missouri corporation
Grace Medical, INC., a Florida corporation
Wolf Industries, Inc., a Mississippi corporation
Grace Healthcare DME INC., a Mississippi corporation
Grace Healthcare, INC., a Mississippi corporation

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Grace Healthcare Internet Sales, INC., a Mississippi corporation
Grace Healthcare Medical, INC., a Mississippi corporation
Grace Medical Equipment, INC., an Alabama corporation
Grace Healthcare Incorporated, a Louisiana corporation
Mississippi HMA DME, LLC, a Mississippi limited liability company
Prattville Medical Equipment, INC., an Alabama corporation
Montgomery Medical Supply, INC., an Alabama corporation
Medlogic Birmingham INC., an Alabama corporation
Medlogic Anniston INC, an Alabama corporation
Medical Logic, INC., an Alabama corporation
Medical Logic Ft. Walton, INC., an Alabama corporation
Breathe Grace Medical Supply, LLC, a Maryland limited liability company
Vitacare, L.L.C. an Oklahoma limited liability company
ABC Medical, LLC, a South Carolina limited liability company
MedHome Specialty Services, LLC, a Mississippi limited liability company
Ours CORPORATION, an Illinois corporation
IV Care, LLC, a Missouri corporation
Rocky Mountain Medical Equipment Inc., a Colorado corporation
Rocky Mountain Medical Equipment, LLC, a Colorado corporation
Major Medical Supply, LLC, a Colorado limited liability company
Major Medical Supply of Denver, LLC, a Colorado limited liability company

By:	/s/ Christopher J. Joyce
Name:	Christopher J. Joyce
Title:	Vice President and Secretary

Major Medical Supply of Fort Collins, LLC,a Colorado limited liability company
Major Medical Supply of Brighton LLC,a Colorado limited liability company
Major Medical Supply of Colorado Springs LLC, a Colorado limited liability company
Major Medical Supply of Greeley LLC, a Colorado limited liability company
PVHS Home Medical Supply, LLC,a Colorado limited liability company
Community Medical Supply, Inc.,an Iowa corporation
Oxygen One, INC., a Wisconsin corporation
Quality Medical Services, INC., an Iowa corporation
Manor Respiratory Care, INC., a Tennessee corporation
Specialized Medical Devices, INC., an Alabama corporation
Desert Ridge Rehabilitation & Health Center LLC, an Arizona limited liability company
THH Acquisition LLC I, a Delaware limited liability company
Airway Oxygen, INC., a Michigan corporation
BHS, INC., a Kentucky corporation
Hub’s Home Oxygen & Medical Supplies, INC., a Pennsylvania corporation
CressCare Medical, INC., a Pennsylvania corporation
Bluegrass Oxygen, INC., a Kentucky corporation
New England Home Medical Equipment, LLC, a Massachusetts limited liability company

By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

Diabetes Supply Center of the Midlands, LLC, a Nebraska limited liability company
Legacy HomeMedical LLC, a Utah limited liability company
Pinnacle Medical Solutions, LLC, a Mississippi limited liability company
Pinnacle Medical Solutions, INC., a Delaware corporation
Diabetes Management and Supplies, L.L.C., a Louisiana limited liability company
Diabetes Management Pharmacy, L.L.C., a Louisiana limited liability company

By:	/s/ Christopher J. Joyce
Name: Christopher J. Joyce
Title: Vice President and Secretary

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK

	By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

LENDERS:	REGIONS BANK

	By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

CITIZENS BANK, N.A.

	By:	/s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION

	By:	/s/ Joshn McChesney
Name: John McChesney
Title: Director, VP

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Kristina Harbison
Name: Kristina Harbison
Title: Authorized Signer

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Scott Klingbeil
Name: Scott Klingbeil
Title: Vice President

TRUIST BANK

	By:	/s/ Ben Cumming
Name: Ben Cumming
Title: Managing Director

CIT BANK, N.A.

	By:	/s/ Andres Alev
Name: Andres Alev
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

HANCOCK WHITNEY BANK

By:	/s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ Diana Lee
Name: Diana Lee
Title: Authorized Signatory

PEOPLE’S UNITED BANK, N.A.

By:	/s/ Donna J. Emhart
Name: Donna J. Emhart
Title: Senior Vice President

BANCALLIANCE INC

By: Alliance Partners LLC, its Attorney-in Fact

By:	/s/ John Gray
Name: John Gray
Title: Executive Vice President

BANKUNITED, N.A.

By:	/s/ Craig Kincade
Name: Craig Kincade
Title: Senior Vice President

FIRST MIDWEST BANK

By:	/s/ James A. Goody
Name: James A. Goody
Title: Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Theresa Baker
Name: Theresa Baker
Title: Director

Bank of America, N.A.

By:	/s/ Linda E.C. Alto
Name: Linda E.C. Alto
Title: Senior Vice President

Capital One, National Association

By:	/s/ Karen M. Dahlquist
Name: Karen M. Dahlquist
Title: Duly Authorized Signatory

First Horizon Bank

By:	/s/ Sameer Gupta
Name: Sameer Gupta
Title: Managing Director

Jefferies Finance LLC

By:	/s/ John Liguori
Name: John Liguori
Title: Managing Director

Renasant Bank

By:	/s/ Lauren A. Falgiano (“Alex”)
Name: Lauren A. Falgiano (“Alex”)
Title: Managing Director – Corporate Banking

Synovus Bank

By:	/s/ Michael Sawicki
Name: Michael Sawicki
Title: Director, Corporate Bank

UBS AG, Stamford Branch

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Director

BANK OF THE WEST

By :	/s/ Harry Yergey
Name: Harry Yergey
Title: Managing Director

By:	/s/ Michael Weinert
Name: Michael Weinert
Title: Director